Summary Prospectus
March 19, 2024
Hartford Multifactor International Small Company ETF
Hartford Multifactor International Small Company ETF
Ticker	Exchange
ROIS	Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (when available) and other information about the Fund, including the Fund’s daily net asset value, online at http://www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-800-456-7526 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated November 29, 2023, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.

INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities located in both developed and emerging markets.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.49%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.49%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The example assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3
$50	$157
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor International Small Company Index (LROISOX) (the “Index”), which seeks to enhance the return potential available from investment in developed market (excluding the US) and emerging market small capitalization companies while reducing volatility by up to 15% over a complete market cycle. The Index methodology seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction. The rules-based, proprietary methodology uses an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector, country and size constraints and positive value, momentum, and quality relative factor scores at the portfolio level. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on November 30, 2019. The Index is comprised of developed market (excluding the US) and emerging market small capitalization securities, which are defined as securities included among those that represent between 85% and 98% of each country’s cumulative estimated free-float market capitalization (that is, companies whose market capitalizations represent the top 85% of the cumulative estimated free-float market capitalization of a country are not considered to be small capitalization companies). The capitalization range of the Index was $220 million to $9 billion as of September 30, 2023. The Index is expected to typically include 250-300 components. The components of the Index, the number of components and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice Strategies LLC (“Lattice” or the “Adviser”), seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain instruments that are not included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index, but that the sub-adviser believes will help the Fund track the Index. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk –  While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
To the extent the Fund invests a significant portion of its assets in a particular economic region, such as Europe or Asia, the Fund will be more exposed to the economic and other risks associated with that region.
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk –  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk –  The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk –  Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk –  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk –  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
New Fund Risk –  The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and “More Information about Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Because the Fund has not yet commenced operations, no performance history has been provided. Performance information will be available at hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Marlene Walker Smith	Director, Head of Equity Index Portfolio Management of Mellon	2023
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2023
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2023
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2023
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2023
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into participation agreements with the Fund‘s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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